SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 18, 2000



                    Residential Asset Mortgage Products, Inc.
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             (Exact name of registrant as specified in its charter)

 DELAWARE                          333-42510                   41-1955181
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(State or other jurisdiction        (Commission)             (I.R.S. employer
of incorporation)                    file number)            identification no.)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
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               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

(a)     Financial Statements of businesses acquired.

        Not applicable.

(b)     Pro Forma financial information.

        Not applicable.

(c)     Exhibit No.                            Description

            25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                                               Exhibit 25).

                                          SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                              PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                                  -----------------------
                                                   Patricia C. Taylor
                                                   Vice President


Dated: September 18, 2000

Exhibit Index


Exhibit     Description                                               Page
-------     -----------                                               ----
25          Form T-1 Statement of Eligibility under the                  5
            Trust  Indenture  Act  of  1939,  as  amended.
            (Certain exhibits to Form T-1 are incorporated
            by reference to Exhibit 25).
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